Exhibit 10.2
FIRST AMENDMENT
TO THE
TXNM ENERGY, INC.
2026 LONG-TERM INCENTIVE PLAN
TXNM Energy, Inc. (the “Company”) previously adopted the TXNM Energy, Inc. 2026 Long-Term Incentive Plan (the “Plan”) pursuant to the TXNM Energy, Inc. 2023 Performance Equity Plan (the “PEP”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This First Amendment shall be effective as of August 1, 2026.
2.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this 29th day of September, 2026.
TXNM ENERGY, INC.

By:    /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary

4903-0698-4653

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
Executive Chair	Performance Shares = 75.25% of base salary	Performance Shares = 150.5% of base salary	Performance Shares = 301% of base salary
CEO	Performance Shares = 122.5% of base salary	Performance Shares = 245% of base salary	Performance Shares = 490% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Performance Shares = 47.25% of base salary	Performance Shares = 94.5% of base salary	Performance Shares = 189% of base salary
SVP and CFO	Performance Shares = 42% of base salary	Performance Shares = 84% of base salary	Performance Shares = 168% of base salary
SVP, Corporate Services	Performance Shares = 28% of base salary	Performance Shares = 56% of base salary	Performance Shares = 112% of base salary
VP, TNMP	Performance Shares = 28% of base salary	Performance Shares = 56% of base salary	Performance Shares = 112% of base salary
VP, Human Resources (January 1, 2026– July 31, 2026); and VP and CIO	Performance Shares = 26.25% of base salary	Performance Shares = 52.5% of base salary	Performance Shares = 105% of base salary
All other VPs, including VP, Human Resources (beginning August 1, 2026)	Performance Shares = 22.75% of base salary	Performance Shares = 45.5% of base salary	Performance Shares = 91% of base salary

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